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                                                                   EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 5, 1998 for Friendly Ice Cream Corporation included in this Form 10-K into Friendly Ice Cream Corporation's previously filed Registration Statements (File Nos. 333-40195, 333-40197 and 333-40199) on Form S-8.

                                         ARTHUR ANDERSEN LLP

Hartford, Connecticut
March __, 1998